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                                    EXHIBIT A

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                  AMERICAN BANKERS INSURANCE COMPANY OF FLORIDA


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Name, Business Address              Citizenship, Present Position, Principal Occupation
----------------------              -------------------------------------------------------
Rudi Kevin Klotz                    U.S. Citizen. Chairman of the Board, President of ABIC.
Assurant Group
11222 Quail Roost Drive
Miami, FL 33157

Deborah Louise Becker               U.S. Citizen. Director of ABIC. Executive management of
Assurant Group                      Assurant Group, credit insurance.
11222 Quail Roost Drive
Miami, FL 33157

Philip Bruce Camacho                U.S. Citizen. Director, CEO of ABIC.
Assurant Group
260 Interstate North Parkway
Atlanta, GA 30339

Floyd Gene Denison                  U.S. Citizen. Director, Executive Vice President of ABIC.
Assurant Group
11222 Quail Roost Drive
Miami, FL 33157

Arthur William Heggen               U.S. Citizen. Director of ABIC. Corporate Compliance
Assurant Group                      Officer of Assurant Group, credit insurance.
11222 Quail Roost Drive
Miami, FL 33157

Kathryne Zeidler                    Director of ABIC. Legal counsel with Assurant Group,
Assurant Group                      credit insurance.
11222 Quail Roost Drive
Miami, FL 33157

Darrell Joseph Gambero              Executive Vice President of ABIC. Executive management of
Assurant Group                      Assurant Group, credit insurance.
110 West 7th Street
Ft. Worth, TX 76102
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
Edwin Leland Harper                 Executive Vice President of ABIC. Executive management of
Assurant Group                      Assurant Group, credit insurance.
11222 Quail Roost Drive
Miami, FL 33157

Peter McNally                       Executive Vice President of ABIC. Marketing officer for
Assurant Group                      Assurant Group, credit insurance.
260 Interstate North Parkway
Atlanta, GA 30339

Michael Thomas Ray                  Executive Vice President of ABIC. Executive management of
Assurant Group                      Assurant Group, credit insurance.
11222 Quail Roost Drive
Miami, FL 33157
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